                                                                   EXHIBIT 99.19

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

IN RE:  TAL WIRELESS NETWORKS, INC.      CASE NO: 97-58435 MM
                                                 --------------------------

                                         CHAPTER 11
                                         MONTHLY OPERATING REPORT
                                         (GENERAL BUSINESS CASE)

------------------------------------------------------------

                           SUMMARY OF FINANCIAL STATUS

MONTH ENDED            December, 1999
                    ---------------------

1. Debtor in possession hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here ___ the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor). Dollars reported in ($ _____).

                                                                                      END OF          END OF           AS OF
                                                                                     CURRENT           PRIOR         PETITION
2.    ASSET/LIABILITY SUMMARY                                                         MONTH            MONTH          FILING
                                                                                      -----            -----         ---------
        Current Assets (Market Value)                                                   $123,141        $123,141        $245,867
                                                                                  ---------------  --------------  --------------
        Total Assets (Market Value)                                                   $3,123,141      $3,123,141      $5,665,985
                                                                                  ---------------  --------------  --------------
        Current Liabilities                                                             $306,452        $295,667              $0
                                                                                  ---------------  --------------  --------------
        Total Liabilities                                                             $5,673,487      $5,662,702      $5,467,035
                                                                                  ---------------  --------------  --------------

                                                                                                                     PETITION
                                                                                     CURRENT           PRIOR          DATE TO
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                            MONTH            MONTH         MONTH END
                                                                                      -----            -----         ---------
        a.  Total Receipts                                                                    $0              $0        $285,557
                                                                                  ---------------  --------------  --------------
        b.  Total Disbursements                                                               $0          $2,088        $178,897
                                                                                  ---------------  --------------  --------------
        c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)                        $0         ($2,088)       $106,660
                                                                                  ---------------  --------------  ==============
        d.  Cash Balance Beginning of Month                                             $123,141        $125,229
                                                                                  ---------------  --------------
        e.  Cash Balance End of Month (c + d)                                           $123,141       $ 123,141
                                                                                  ===============  ==============


4.    POST-PETITION LIABILITIES & RECEIVABLES                                      RECEIVABLES                      LIABILITIES
                                                                                  ---------------                  --------------
        Balance at End of Previous Month                                                      $0                        $295,667
                                                                                  ---------------                  --------------
        Balance at End of Current Month                                                       $0                        $306,452
                                                                                  ---------------                  --------------

5.    PAST DUE POST-PETITION LIABILITIES

        Balance at End of Previous Month (over 30 days)                                       $0
                                                                                  ---------------
        Balance at End of Current Month (over 30 days)                                        $0
                                                                                  ---------------

                                                                                                          YES             NO
                                                                                                          ---             --
6.    Are all federal, state, and local taxes current? (if no, attach schedule of unpaid items)      X
                                                                                                     --------------  --------------
7.    Have any payments been made to pre-petition creditors, other than payments in the normal course to secured creditors or lessors? (if yes, attach
      listing including date of payment, amount of payment and name of payee)                                        X
                                                                                                     --------------  --------------
8.    Have any payments been made to officers, insiders, shareholders, relatives? (if yes, attach listing including date of payment, amount and
      reason for payment, and name of payee)                                                                         X
                                                                                                     --------------  --------------
9.    Have any payments been made to professionals? (if yes, attach listing
      including date of payment, amount of payment and name of payee)                                                X
                                                                                                     --------------  --------------
10.   If you answered yes to line 7,8, or 9, were all such payments approved by the court?          #N/A
                                                                                                     --------------  --------------
11.   Is the estate insured for replacement cost of assets and for general liability?                N/A
                                                                                                     --------------  --------------
12.   Are U.S. Trustee quarterly fees current?                                                       X
                                                                                                     --------------  --------------

      I declare under penalty of perjury that I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe that these documents are correct.

      Date:  1/15/00                       Richard J Redett
            ---------                      ------------------------------------
                                                   Responsible Individual
         Effective 1/1/95

                                BALANCE SHEET
                           (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED December, 1999
                                         --------------

                                 ($       )
                                   -------

       ASSETS

                                                                           FROM SCHEDULES                   MARKET VALUE
                                                                           --------------                   ------------
          CURRENT ASSETS
    1          Cash and cash equivalents - unrestricted                                                             $123,141
                                                                                                         --------------------
    2          Cash and cash equivalents - restricted                                                                     $0
                                                                                                         --------------------
    3          Accounts receivable (net)                                         A                                        $0
                                                                                                         --------------------
    4          Inventory                                                         B                                        $0
                                                                                                         --------------------
    5          Prepaid expenses                                                                                           $0
                                                                                                         --------------------
    6          Other:
                     ------------------------------------------                                          --------------------
    7
               ------------------------------------------------                                          --------------------

    8             TOTAL CURRENT ASSETS                                                                              $123,141
                                                                                                         --------------------


          PROPERTY AND EQUIPMENT (MARKET VALUE)

    9          Real property                                                     C                                        $0
                                                                                                         --------------------
   10          Machinery and equipment                                           D                                        $0
                                                                                                         --------------------
   11          Furniture and fixtures                                            D                                        $0
                                                                                                         --------------------
   12          Office equipment                                                  D                                        $0
                                                                                                         --------------------
   13          Leasehold improvements                                            D                                        $0
                                                                                                         --------------------
   14          Vehicles                                                          D                                        $0
                                                                                                         --------------------
   15          Other:                                                            D
                     ------------------------------------------                                          --------------------
   16                                                                            D
               ------------------------------------------------                                          --------------------
   17                                                                            D
               ------------------------------------------------                                          --------------------
   18                                                                            D
               ------------------------------------------------                                          --------------------
   19                                                                            D
               ------------------------------------------------                                          --------------------

   20             TOTAL PROPERTY AND EQUIPMENT                                                                            $0
                                                                                                         --------------------

          OTHER ASSETS

   21          Notes receivable-net of allowances                                                                 $3,000,000
               ------------------------------------------------                                          --------------------
   22          Investment-NST                                                                                             $0
               ------------------------------------------------                                          --------------------
   23          Investment-subs                                                                                            $0
               ------------------------------------------------                                          --------------------
   24          Accounts receivable-intercompany net of allowances                                                         $0
               ------------------------------------------------                                          --------------------

   25             TOTAL OTHER ASSETS                                                                              $3,000,000
                                                                                                         --------------------

   26             TOTAL ASSETS                                                                                    $3,123,141
                                                                                                         ====================


       NOTE:

               Indicate the method used to estimate the market value of assets
               (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.
                                           ----------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------
               --------------------------------------------------------------------------------------------------------------


         Effective 1/1/95

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

                                    ($       )
                                      -------


       LIABILITIES                                                         FROM SCHEDULES
                                                                           --------------
          POST-PETITION

               CURRENT LIABILITIES
   27             Salaries and wages
                                                                                                         --------------------
   28             Payroll taxes
                                                                                                         --------------------
   29             Real and personal property taxes
                                                                                                         --------------------
   30             Income taxes
                                                                                                         --------------------
   31             Notes payable (short term)
                                                                                                         --------------------
   32             Accounts payable (trade)                                       A
                                                                                                         --------------------
   33             Real property lease arrearage
                                                                                                         --------------------
   34             Personal property lease arrearage
                                                                                                         --------------------
   35             Accrued professional fees                                                                         $281,452
                                                                                                         --------------------
   36             Current portion of long-term debt (due within 12 months)
                                                                                                         --------------------
   37             Other:
                                 ---------------------------------------                                 --------------------
   38                Unearned Deposit for legal fees                                                                 $25,000
                     ---------------------------------------------------                                 --------------------
   39
                     ---------------------------------------------------                                 --------------------

   40             TOTAL CURRENT LIABILITIES                                                                         $306,452
                                                                                                         --------------------

   41          LONG-TERM DEBT, NET OF CURRENT PORTION
                                                                                                         --------------------

   42             TOTAL POST-PETITION LIABILITIES                                                                   $306,452
                                                                                                         --------------------

          PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

   43             Secured claims                                                 E
                                                                                                         --------------------
   44             Priority unsecured claims                                      E                                  $101,776
                                                                                                         --------------------
   45             General unsecured claims                                       E                                $5,265,259
                                                                                                         --------------------
   46             TOTAL PRE-PETITION LIABILITIES                                                                  $5,367,035
                                                                                                         --------------------
   47             TOTAL LIABILITIES                                                                               $5,673,487
                                                                                                         --------------------

       EQUITY (DEFICIT)

   48                Preferred Stock                                                                                 $80,000
                     ---------------------------------------------------                                 --------------------
   49                Common Stock                                                                                    $28,846
                     ---------------------------------------------------                                 --------------------
   50                Additional Paid-In Capital                                                                  $18,461,441
                     ---------------------------------------------------                                 --------------------
   51                Accumulated Deficit                                                                        ($21,085,890)
                     ---------------------------------------------------                                 --------------------
   52          Market value adjustment                                                                              ($34,743)
                                                                                                         --------------------
   53             TOTAL EQUITY (DEFICIT)                                                                         ($2,550,346)
                                                                                                         --------------------


   54             TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                          $3,123,141
                                                                                                         ====================



         Effective 1/1/95

                                  SCHEDULES
                           (GENERAL BUSINESS CASE)

                                ($        )
                                  --------

                                 SCHEDULE A
                      ACCOUNTS RECEIVABLE(NET)/PAYABLE


                                                                      ACCOUNTS       ACCOUNTS PAYABLE
       Receivables and Payables Ageings                              RECEIVABLE      [POST PETITION]       POST PETITION DEBT
                                                                     ----------      ---------------       ------------------
          0 -30 Days
                                                                    --------------   -----------------     --
          31-60 Days
                                                                    --------------   -----------------
          61-90 Days                                                                                                      $0
                                                                    --------------   -----------------       ----------------
          91+ Days
                                                                    --------------   -----------------     --
          Total accounts receivable/payable                                    $0                  $0
                                                                    --------------   =================
          Allowance for doubtful accounts
                                                                    --------------
          Accounts receivable (net)                                            $0
                                                                    ==============

                                 SCHEDULE B
                        INVENTORY/COST OF GOODS SOLD


       TYPES AND AMOUNT OF INVENTORY(IES)                         COST OF GOODS SOLD
       ----------------------------------                         ------------------
                                               INVENTORY(IES)     Inventory Beginning of Month
                                                 BALANCE AT                                              --------------------
                                                END OF MONTH      Add -
                                               --------------
       Retail/Restaurants -                                             Net purchases
                                                                                                         --------------------
          Product for resale                                            Direct labor
                                              -----------------                                          --------------------
                                                                        Manufacturing overhead
                                                                                                         --------------------
       Distribution -                                                   Freight in
                                                                                                         --------------------
          Product for resale                                            Other:
                                              -----------------
                                                                        --------------------             --------------------
       Manufacturer -
                                                                        --------------------             --------------------
          Raw materials
                                              -----------------
          Work-in-progress                                        Less -
                                              -----------------
          Finished goods                                                Inventory End of Month
                                              -----------------                                          --------------------
                                                                        Shrinkage
                                                                                                         --------------------
       Other -                                                          Personal Use
                                              -----------------                                          --------------------
          Explain
                  -------------------------
                                                                  Cost of Goods Sold                                      $0
          ---------------------------------                                                              ====================

               TOTAL                                        $0
                                              =================


       METHOD OF INVENTORY CONTROL                                INVENTORY VALUATION METHODS
       ---------------------------                                ---------------------------
       Do you have a functioning perpetual inventory system?      Indicate by a checkmark method of inventory valuation used.
                          Yes           No
                              ---          ---
       How often do you take a complete physical inventory?       Valuation methods -

          Weekly                                                        FIFO cost
                              ---                                                           -----------------
          Monthly                                                       LIFO cost
                              ---                                                           -----------------
          Quarterly                                                     Lower of cost or
                              ---
          Semi-annually                                                 market
                              ---                                                           -----------------
          Annually                                                      Retail method
                              ---                                                           -----------------


                                                                        Other -
                                                                                            -----------------
       Date of last physical inventory was    Unknown                      Explain
                                              -----------------
                                                                           ---------------------------------------
       Date of next physical inventory is     N/A
                                              -----------------            ---------------------------------------



         Effective 1/1/95

                                 SCHEDULE C
                                REAL PROPERTY


          DESCRIPTION                                                                    COST               MARKET VALUE
          -----------                                                                    ----               ------------
          None
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
               TOTAL                                                                             $0                       $0
                                                                                   =================     ====================


                                 SCHEDULE D
                          OTHER DEPRECIABLE ASSETS

          DESCRIPTION                                                                    COST               MARKET VALUE
          -----------                                                                    ----               ------------
          MACHINERY & EQUIPMENT -

          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
               TOTAL                                                                             $0                       $0
                                                                                   =================     ====================

          FURNITURE & FIXTURES -

          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
               TOTAL                                                                             $0                       $0
                                                                                   =================     ====================

          OFFICE EQUIPMENT -

          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
               TOTAL                                                                             $0                       $0
                                                                                   =================     ====================

          LEASEHOLD IMPROVEMENTS -

          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
               TOTAL                                                                             $0                       $0
                                                                                   =================     ====================

          VEHICLES -

          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
          --------------------------------------------------------------           -----------------     --------------------
               TOTAL                                                                             $0                       $0
                                                                                   =================     ====================

                                 SCHEDULE E
                          PRE-PETITION LIABILITIES

                                                                                       CLAIMED                ALLOWED
       LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                                      AMOUNT               AMOUNT (b)
       -------------------------------------------                                      ------               ----------
          Secured claims  (a)
                                                                                   -----------------     --------------------
          Priority claims other than taxes
                                                                                   -----------------     --------------------
          Priority tax claims                                                              $101,776
                                                                                   -----------------     --------------------
          General unsecured claims                                                       $5,265,259
                                                                                   -----------------     --------------------

          (a)     List total amount of claims even if under secured.

          (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule E reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.



         Effective 1/1/95

                                  SCHEDULE F
                          RENTAL INCOME INFORMATION

                  Not Applicable to General Business Cases.

                           STATEMENT OF OPERATIONS
                           (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED December, 1999
                                         --------------
                             $
                               -------------

                     CURRENT MONTH
---------------------------------------------------------
     ACTUAL              FORECAST           VARIANCE
     ------              --------           --------
                                                                   REVENUES

                                                      $0       1      Gross Sales
------------------   -----------------   ----------------
                                                      $0       2      less: Sales Returns & Allowances
------------------   -----------------   ----------------
                                                      $0       3      Net Sales
------------------   -----------------   ----------------
                                                      $0       4      less: Cost of Goods Sold      (Schedule 'B')
------------------   -----------------   ----------------
                                                      $0       5      Gross Profit
------------------   -----------------   ----------------
                                                      $0       6      Interest
------------------   -----------------   ----------------
                                                               7      Other Income:

                                                      $0       8      Miscellaneous
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0       9      Insurance Settlement
------------------   -----------------   ----------------             ----------------------------------------------
               $0                  $0                 $0      10          TOTAL REVENUES
------------------   -----------------   ----------------


                                                                   EXPENSES

                                                      $0      11      Compensation to Owner(s)/Officer(s)
------------------   -----------------   ----------------
                                                      $0      12      Salaries/Commissions
------------------   -----------------   ----------------
                                                      $0      13      Management Fees
------------------   -----------------   ----------------
                                                      $0      14      Depreciation
------------------   -----------------   ----------------
                                                      $0      15      Taxes:
------------------   -----------------   ----------------
                                                      $0      16          Employer Payroll Taxes
------------------   -----------------   ----------------
                                                      $0      17          Real Property Taxes
------------------   -----------------   ----------------
                                                      $0      18          Other Taxes
------------------   -----------------   ----------------
                                                      $0      19      Other Selling
------------------   -----------------   ----------------
                                                      $0      20      Other Administrative
------------------   -----------------   ----------------
                                                      $0      21      Write-off Investment Subs
------------------   -----------------   ----------------
                                                              22      Other Expenses:

                                                      $0      23      Storage Rental
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      24      Accounting
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      25      Press Release
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      26      Telecommunications
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      27      SEC Reporting
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      28      Litigation Costs
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      29      Write-off of Accounts Receivable
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      30      Writedown of Notes Receivable
------------------   -----------------   ----------------             ----------------------------------------------
               $0                  $0                 $0      31          TOTAL EXPENSES
------------------   -----------------   ----------------
               $0                  $0                 $0      32   SUBTOTAL
------------------   -----------------   ----------------

                                                                   REORGANIZATION ITEMS

          $10,785                               ($10,785)     33      Professional Fees
------------------   -----------------   ----------------
                                                      $0      34      Provisions for Rejected Executory Contracts
------------------   -----------------   ----------------
                                                                      Interest Earned on Accumulated Cash
                                                      $0      35          Resulting from Chp 11 Case
------------------   -----------------   ----------------
                                                      $0      36      Gain or (Loss) from Sale of Equipment
------------------   -----------------   ----------------
                                                      $0      37      US Trustee Fees
------------------   -----------------   ----------------             ----------------------------------------------
                                                      $0      38      Loss from Sale of Investments
------------------   -----------------   ----------------             ----------------------------------------------
          $10,785                  $0           ($10,785)     39          TOTAL REORGANIZATION ITEMS
------------------   -----------------   ----------------
         ($10,785)                 $0           ($10,785)     40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES
------------------   -----------------   ----------------
                                                      $0      41      Federal & State Income Taxes
------------------   -----------------   ----------------
         ($10,785)                 $0           ($10,785)     42   NET PROFIT (LOSS)
==================   =================   ================



       REVENUES
                                                                                     CUMULATIVE        NEXT MONTH
                                                                                   (CASE TO DATE)       FORECAST

 1      Gross Sales                                                                       $7,000
                                                                                -----------------   ----------------
 2      less: Sales Returns & Allowances
                                                                                -----------------   ----------------
 3      Net Sales                                                                         $7,000                 $0
                                                                                -----------------   ----------------
 4      less: Cost of Goods Sold      (Schedule 'B')                                     $68,271
                                                                                -----------------   ----------------
 5      Gross Profit                                                                    ($61,271)                $0
                                                                                -----------------   ----------------
 6      Interest                                                                             $92
                                                                                -----------------   ----------------
 7      Other Income:

 8      Miscellaneous                                                                     $4,340
        -------------------------------------------------------                 -----------------   ----------------
 9      Insurance Settlement                                                            $130,000
        -------------------------------------------------------                 -----------------   ----------------
10          TOTAL REVENUES                                                               $73,161                 $0
                                                                                -----------------   ----------------


     EXPENSES

11      Compensation to Owner(s)/Officer(s)
                                                                                -----------------   ----------------
12      Salaries/Commissions
                                                                                -----------------   ----------------
13      Management Fees
                                                                                -----------------   ----------------
14      Depreciation
                                                                                -----------------   ----------------
15      Taxes:
                                                                                -----------------   ----------------
16          Employer Payroll Taxes
                                                                                -----------------   ----------------
17          Real Property Taxes
                                                                                -----------------   ----------------
18          Other Taxes                                                                   $2,303
                                                                                -----------------   ----------------
19      Other Selling
                                                                                -----------------   ----------------
20      Other Administrative                                                              $2,322
                                                                                -----------------   ----------------
21      Write-off Investment Subs                                                       $112,618
                                                                                -----------------   ----------------
22      Other Expenses:

23      Storage Rental                                                                    $6,045
        -------------------------------------------------------                 -----------------   ----------------
24      Accounting                                                                        $1,510
        -------------------------------------------------------                 -----------------   ----------------
25      Press Release                                                                       $725
        -------------------------------------------------------                 -----------------   ----------------
26      Telecommunications                                                                $5,015
        -------------------------------------------------------                 -----------------   ----------------
27      SEC Reporting                                                                    $10,263
        -------------------------------------------------------                 -----------------   ----------------
28      Litigation Costs                                                                  $1,193
        -------------------------------------------------------                 -----------------   ----------------
29      Write-off of Accounts Receivable                                                 $55,156
        -------------------------------------------------------                 -----------------   ----------------
30      Writedown of Notes Receivable                                                 $2,000,000
        -------------------------------------------------------                 -----------------   ----------------
31          TOTAL EXPENSES                                                            $2,197,150                 $0
                                                                                -----------------   ----------------
32   SUBTOTAL                                                                        ($2,123,989)                $0
                                                                                -----------------   ----------------

     REORGANIZATION ITEMS

33      Professional Fees                                                               $398,778
                                                                                -----------------   ----------------
34      Provisions for Rejected Executory Contracts
                                                                                -----------------   ----------------
        Interest Earned on Accumulated Cash
35          Resulting from Chp 11 Case
                                                                                -----------------   ----------------
36      Gain or (Loss) from Sale of Equipment                                             $4,592
                                                                                -----------------   ----------------
37      US Trustee Fees                                                                   $3,000
        -------------------------------------------------------                 -----------------   ----------------
38      Loss from Sale of Investments                                                   $220,000
        -------------------------------------------------------                 -----------------   ----------------
39          TOTAL REORGANIZATION ITEMS                                                  $617,186                 $0
                                                                                -----------------   ----------------
40   NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES                                  ($2,741,175)                $0
                                                                                -----------------   ----------------
41      Federal & State Income Taxes
                                                                                -----------------   ----------------
42   NET PROFIT (LOSS)                                                               ($2,741,175)                $0
                                                                                =================   ================



EXPLANATION OF VARIANCE TO STATEMENT OF OPERATIONS
(FOR VARIANCES GREATER THAN +/- 10% ONLY)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Effective 1/1/95

                 SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                           (GENERAL BUSINESS CASE)

                     FOR THE MONTH ENDED December, 1999
                                         ------------------




CASH BALANCE BEGINNING OF MONTH                                                                                 $123,141
                                                                                                       ------------------
CASH RECEIPTS  (1)                                                                                                    $0
                                                                                                       ------------------
CASH DISBURSEMENTS  (1)                                                                                               $0
                                                                                                       ------------------
EXCESS (DEFICIENCY) OF RECEIPTS OVER DISBURSEMENTS                                                                    $0
                                                                                                       ------------------
CASH BALANCE END OF MONTH                                                                                       $123,141
                                                                                                       ==================





RECAPITULATION OF FUNDS HELD AT END OF MONTH
                                                                 ACCOUNT 1            ACCOUNT 2            ACCOUNT 3
                                                                 ---------            ---------            ---------
BANK                                                         Wells Fargo          Mallesons Stephen    Murray & Murray
                                                             ------------------   ------------------   ------------------
ACCOUNT TYPE                                                 Checking             Trust Account        Trust Account
                                                             ------------------   ------------------   ------------------
ACCOUNT NO.                                                  0114-458243
                                                             ------------------   ------------------   ------------------
ACCOUNT PURPOSE                                              General              Litigation Trust     Deposit Trust
                                                             ------------------   ------------------   ------------------
BALANCE, END OF MONTH                                                  $71,968              $26,173              $25,000
                                                             ------------------   ------------------   ------------------
TOTAL FUNDS ON HAND FOR ALL ACCOUNTS                                  $123,141
                                                             ==================

(1) Excluding bank transfers between your accounts.

Effective 1/1/95